                                                                    EXHIBIT 99.1

WRITTEN STATEMENT OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE
SARBANES - OXLEY ACT OF 2002

The undersigned, the Chief Executive Officer and the Chief Financial Officer of Equity Office Properties Trust, the general partner of EOP Operating Limited Partnership (the "Company"), each hereby certifies that to his / her knowledge, on the date hereof:

(a) the Form 10-Q of the Company for the quarterly period ended March 31, 2003, filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: May 15, 2003                             /S/ RICHARD D. KINCAID
                                               ---------------------------------
                                                      Richard D. Kincaid
                                                President and Chief Executive
                                                  Officer of Equity Office
                                                Properties Trust, the general
                                                 partner of EOP Operating
                                                    Limited Partnership


Date: May 15, 2003                             /S/ MARSHA C. WILLIAMS
                                               ---------------------------------
                                                      Marsha C. Williams
                                                 Executive Vice President and
                                                    Chief Financial Officer
                                                      of Equity Office
                                                Properties Trust, the general
                                                 partner of EOP Operating
                                                    Limited Partnership



A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.